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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                        --------------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): July 23, 1998



                      Dollar Thrifty Automotive Group, Inc.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                    1-13647              73-1356520
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(State or other jurisdiction       (Commission)           (IRS Employer
      of incorporation)            File Number)         Identification No.)

   5330 East 31st Street, Tulsa, OK                          74135
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(Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code:     (918)660-7700
                                                           ---------------------

                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On July 23, 1998, the Board of Directors of Dollar Thrifty Automotive Group, Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each share of Common Stock, par value $.01 per share (the "Common Shares"), of the Company outstanding at the close of business on August 3, 1998 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of July 23, 1998 (the "Rights Agreement"), between the Company and Harris Trust and Savings Bank, as Rights Agent. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4.19 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibits:

         The Exhibits to this report are listed in the Index to Exhibits set forth elsewhere herein.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          DOLLAR THRIFTY AUTOMOTIVE GROUP,
                                            INC.



                                          By: /s/ JOSEPH E. CAPPY
                                             ----------------------------------
                                             Name:  Joseph E. Cappy
                                             Title: President and Principal
                                                    Executive Officer

Dated:  July 24, 1998



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                                INDEX TO EXHIBITS




        EXHIBIT
        NUMBER          Description
        ------          -----------

         4.19 Rights Agreement (including a Form of Certificate of Designation of Series A Junior Participating Preferred Stock as Exhibit A thereto, a Form of Right Certificate as Exhibit B thereto and a Summary of Rights to Purchase Preferred Stock as Exhibit C thereto)

         99.1           Form of Letter to Stockholders, dated August 3,
                        1998

         99.2           Press release, dated July 23, 1998